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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported) March 4, 2002

     CWABS, INC. (as depositor under the Sale and Servicing Agreement, dated as of March 4, 2002, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2002-B).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-73712                 95-4596514
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)



        4500 Park Granada
       Calabasas, California                            91302
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       (Address of Principal                          (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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ITEM 5. OTHER EVENTS.
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Description of the Notes and the Mortgage Pool*
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     On March 4, 2002, CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of March 4, 2002 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWABS Master Trust (the "Trust") and Bank One, National Association, as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2002-B (the "Notes"). The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

     The Company and CHL entered into a Purchase Agreement, dated as of March 4, 2002 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.2.

     The Trust and the Indenture Trustee entered into an Indenture, dated as of March 4, 2002 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

     The Company and the Owner Trustee entered into a Series 2002-B Trust Supplement, dated as of March 4, 2002 (the "Series Trust Supplement"), providing for the creation of the Series 2002-B Subtrust under the CWABS Master Trust. The Series Trust Supplement is annexed hereto as Exhibit 99.4.

     In addition to the above agreements, Financial Guaranty Insurance Company issued a Surety Bond, dated March 4, 2002 (the "Surety Bond"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions. The Surety Bond is annexed hereto as Exhibit 99.5.

     Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and CHL, as master servicer, entered into a Master Trust Agreement, dated as of August 28, 2000 (the "Master Trust Agreement"), providing for the creation of the Trust. The Master Trust Agreement is annexed hereto as Exhibit 99.6.

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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 14, 2001 and the Prospectus Supplement dated March 4, 2002, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2002-B (the "Prospectus").

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
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         INFORMATION AND EXHIBITS.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1 The Sale and Servicing Agreement, dated as of March 4, 2002, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of March 4, 2002, by and between the Company and CHL.

99.3 The Indenture, dated as of March 4, 2002, by and between the Trust and the Indenture Trustee.

99.4 The Series 2002-B Trust Supplement, dated as of March 4, 2002, by and between the Company and the Owner Trustee.

99.5 The Note Guaranty Surety Bond, dated as of March 4, 2002, issued by Financial Guaranty Insurance Company.

99.6 The Master Trust Agreement, dated as of August 28, 2000, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and CHL, as master servicer.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWABS, INC.






                                            By:    /s/ Celia Coulter
                                                   -----------------
                                                   Celia Coulter
                                                   Vice President


Dated: July 19, 2002

EXHIBIT INDEX
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Exhibit           Description
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         99.1 The Sale and Servicing Agreement, dated as of March 4, 2002, by and among the Company, CHL, the Trust and the Indenture Trustee.

         99.2 The Purchase Agreement, dated as of March 4, 2002, by and between the Company and CHL.

         99.3 The Indenture, dated as of March 4, 2002, by and between the Trust and the Indenture Trustee.

         99.4 The Series 2002-B Trust Supplement, dated as of March 4, 2002, by and between the Company and the Owner Trustee.

         99.5 The Note Guaranty Surety Bond, dated as of March 4, 2002, issued by Financial Guaranty Insurance Company.

         99.6 The Master Trust Agreement, dated as of August 28, 2000, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and CHL, as master servicer.